EX-35.1
CERTIFICATION


Re: The Sub-Servicing Agreements set forth on Schedule I attached hereto
    (collectively, the "Sub-Servicing Agreements")

Holliday Fenoglio Fowler, L.P. ("Sub-Servicer") certifies to Wells Fargo Bank, National Association ("Master Servicer"), with the knowledge and intent that it will rely upon this certification (capitalized terms used herein without definition shall have the meanings assigned to such terms in the Pooling and Servicing Agreements) relating to the Sub-Servicing Agreements, that: (i) the undersigned, in his capacity as Vice President/Senior Managing Director of Holliday GP Corp., the general partner of the Sub-Servicer, is responsible for reviewing the activities performed by Sub-Servicer under the Sub-Servicing Agreements between the Master Servicer and the Sub-Servicer and (ii) to the best knowledge of the undersigned, based upon such review, Sub-Servicer has fulfilled all of its obligations under the Sub-Servicing Agreements in all material respects for the year ending December 31, 2012.


Date: Effective as of February 2, 2013


HOLLIDAY FENOGLIO FOWLER, L.P.,
a Texas limited partnership

By: Holliday GP Corp.,
    its general partner


    /s/ David M. Croskery
    David M. Croskery
    Vice President/Senior Managing Director


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SCHEDULE I


Sub-Servicing Letter Agreement dated as of March 1, 2007 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2007-C30

Sub-Servicing Letter Agreement dated as of March 1, 2007 - J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

Sub-Servicing Letter Agreement dated as of March 1, 2007 - J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11

Sub-Servicing Agreement dated as of March 8, 2007 - Greenwich Capital Mortgage Funding Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-GG9

Sub-Servicing Agreement dated as of April 1, 2007-COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Sub-Servicing Letter Agreement dated as of April 1, 2007 - ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates 2007-6

Sub-Servicing Letter Agreement dated as of April 11, 2007 - LB-UBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates Series 2007-C2

Limited Sub-Servicing Letter Agreement dated as of May 1, 2007 - GE Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Sub-Servicing Letter Agreement dated as of May 1, 2007 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2007-C31

Sub-Servicing Letter Agreement dated as of May 1, 2007 - Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Sub-Servicing Letter Agreement dated as of June 1, 2007 - Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Sub-Servicing Letter Agreement dated as of June 1, 2007 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2007-C32

Sub-Servicing Letter Agreement dated as of July 1, 2007 - Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2007-C6

Sub-Servicing Agreement dated as of July 1, 2007 - GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates Series 2007-GG10

Sub-Servicing Agreement dated as of July 1, 2007 - Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CD2


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Sub-Servicing Agreement dated as of August 1, 2007 - COBALT CMBS Commercial
Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Sub-Servicing Letter Agreement dated as of August 13, 2007 - LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2007-C6

Sub-Servicing Agreement dated as of October 1, 2007 - Greenwich Capital Commercial Funding Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-GG11

Sub-Servicing Letter Agreement dated as of November 1, 2007 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2007-C34

Sub-Servicing Letter Agreement dated as of November 12, 2007 - LB-UBS Commercial Mortgage Trust 2007-C7 Commercial Mortgage Pass-Through Certificates, Series 2007-C7

Sub-Servicing Letter Agreement dated as of January 11, 2006 - LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Sub-Servicing Letter Agreement dated as of March 1, 2006 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23

Sub-Servicing Letter Agreement dated as of May 1, 2006 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25

Sub-Servicing Letter Agreement dated as of June 1, 2006 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C26

Sub-Servicing Letter Agreement dated as of June 12, 2006 - LB-UBS Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4

Sub-Servicing Letter Agreement dated as of June 12, 2006 - Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C5

Sub-Servicing Letter Agreement dated as of August 1, 2006 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27

Sub-Servicing Letter Agreement dated as of October 1, 2006 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28

Sub-Servicing Letter Agreement dated as of November 13, 2006 - LB-UBS Commercial Mortgage Trust 2006-C7 Commercial Mortgage Pass-Through Certificates, Series 2006-C7

Sub-Servicing Letter Agreement dated as of December 1, 2006 - Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29

Sub-Servicing Agreement dated as of March 1, 2006 - GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates Series 2006-C1


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Sub-Servicing Agreement dated as of December 1, 2006-COBALT CMBS Commercial
Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Sub-Servicing Agreement dated as of October 1, 2006 - GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8

Sub-Servicing Agreement dated as of June 1, 2006 - J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP7

Sub-Servicing Agreement dated as of November 1, 2010 - Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2010-K9

Sub-Servicing Agreement dated as of December 1, 2010 - GS Mortgage Securities Trust 2010-C2, Commercial Mortgage Pass-Through Certificates, Series 2010-C2

Sub-Servicing Agreement dated as of September 1, 2010 - GS Mortgage Securities Corporation II, Multifamily Mortgage Pass-Through Certificates, Series 2010-K8

Sub-Servicing Agreement dated as of June 1, 2010 - Banc of America Commercial Mortgage, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2010-K7

Sub-Servicing Letter Agreement dated as of March 1, 2011 - Morgan Stanley Capital I, Inc., Multifamily Pass-Through Certificates, Series 2011-K701

Sub-Servicing Letter Agreement dated as of March 1, 2011 - GS Mortgage Securities Trust 2011-GC3 Commercial Mortgage Pass-Through Certificates, Series 2011-GC3

Sub-Servicing Letter Agreement dated as of March 1, 2011 - Deutsche Mortgage Asset Receiving Corporation, Multifamily Mortgage Pass-Through Certificates, Series 2011-K11

Sub-Servicing Letter Agreement dated as of May 1, 2011 - Banc of America Multifamily Mortgage Pass-Through Certificates, Series 2011-K13

Sub-Servicing Letter Agreement dated as of June 1, 2011 - J.P. Morgan Pass-Through Certificates, Series 2011-K-702

Sub-Servicing Letter Agreement dated as of June 28, 2011 - DBUBS 2011-LC2 Mortgage Trust, DBUBS 2011-LC2 Commercial Mortgage Pass-Through Certificates

Sub-Servicing Letter Agreement dated as of September 1, 2011 - Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2011-K703

Sub-Servicing Letter Agreement dated as of October 5, 2011 - Morgan Stanley Capital I Inc., Commercial Pass-Through Certificates, Series 2011-C3

Sub-Servicing Letter Agreement dated as of October 13, 2011 - GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5


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Sub-Servicing Letter Agreement dated as of November 1, 2011 - Banc of America
Merrill Lunch Commercial Mortgage Inc., Multifamily Mortgage Pass-Through Certificates, Series 2011-K704

Sub-Servicing Letter Agreement dated as of November 1, 2011 - Wells Fargo commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-through Certificates, Series 2011-K15


Sub-Servicing Letter Agreement dated as of February 1, 2012 - J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K706

Sub-Servicing Letter Agreement dated as of April 1, 2012 - J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 Commercial Mortgage Pass-Through Certificates

Sub-Servicing Letter Agreement dated as of April 1, 2012 - Bank of America Merrill Lynch Commercial Mortgage, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K707

Sub-Servicing Letter Agreement dated as of May 1, 2012 - COMM 2012-CCRE1 Mortgage Trust, COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates

Sub-Servicing Letter Agreement dated as of June 1, 2012 - Barclays Commercial Mortgage Securities LLC, Multifamily Mortgage Pass-Through Certificates, Series 2012-K708

Sub-Servicing Letter Agreement dated as of June 7, 2012 - GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7

Sub-Servicing Letter Agreement dated as of August 1, 2012 - Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-C8

Sub-Servicing Letter Agreement dated as of September 1, 2012 - Morgan Stanley Capital I Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K20

Sub-Servicing Letter Agreement dated as of September 1, 2012 - Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-LC5

Sub-Servicing Letter Agreement dated as of September 27, 2012 - Citigroup Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates Series 2012-GC8

Sub-Servicing Letter Agreement dated as of October 17, 2012 - Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

Sub-Servicing Letter Agreement dated as of November 1, 2012 - Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates, Series 2012-K711

Sub-Servicing Letter Agreement dated as of November 13, 2012 - COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates

Sub-Servicing Letter Agreement dated as of November 29, 2012 - GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ9


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Sub-Servicing Letter Agreement dated as of December 1, 2012 - J.P. Morgan Chase
Commercial Mortgage Securities Corp., Multifamily Mortgage Pass-Through Certificates, Series 2012-K23